Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

The Employment Agreement between Northwest Natural Gas Company, an Oregon corporation (“NNG”), and Mark S. Dodson (“Dodson”) dated December 20, 2002 (the “Agreement”), as previously amended by an amendment dated December 14, 2006, is hereby further amended as follows:

1.	Section 1.1 of the Agreement is amended to read in its entirety as follows:

“1.1 Dodson’s employment shall be continued for a second five-year term by NNG commencing January 1, 2003 and continuing through December 31, 2007 (the “Second Term”). After the completion of the Second Term, Dodson’s employment shall continue for an indefinite term, and he shall be an employee-at-will serving at the pleasure of the Board of Directors.”

2.	Except as otherwise provided herein, all other provisions of the Agreement shall remain in full force and effect.

IT IS SO AGREED:

NORTHWEST NATURAL GAS COMPANY		MARK S. DODSON

By:	/s/ Richard G. Reiten	/s/ Mark S. Dodson
	Richard G. Reiten	Dated: September 27, 2007
Chairman of the Board

Dated: September 27, 2007